UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________

FORM 8-K
______________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2018

THE DAVEY TREE EXPERT COMPANY
(Exact name of registrant as specified in its charter)

Ohio	000-11917	34-0176110
(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)

1500 North Mantua Street
P.O. Box 5193
Kent, Ohio 44240
(Address of principal executive offices) (Zip Code)

(330) 673-9511
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
On May 7, 2018, The Davey Tree Expert Company (“Davey Tree”) entered into a Third Amendment (the “RFA”) to the Receivables Financing Agreement, by and among: (i) Davey Tree, as initial Servicer, (ii) Davey Receivables LLC (“Davey Receivables”), an Ohio limited liability company, special purpose entity and wholly-owned subsidiary of Davey Tree, as Borrower, and (iii) PNC Bank, National Association, as LC Bank and as Administrative Agent (“PNC”).
The RFA extends for another year the scheduled termination date of the Receivables Financing Agreement, dated as of May 9, 2016, entered into by and among the parties listed above as part of an accounts receivable securitization program (the “AR Securitization Facility”), which was set to expire May 7, 2018. In addition, for purposes of determining events of default, the RFA amends the calculation of “Days’ Sales Outstanding” to include the most recent six fiscal months. The prior calculation was based on the most recent three fiscal months. The AR Securitization Facility terminates on May 6, 2019, unless terminated earlier pursuant to the terms of the RFA.
In addition, on that same date, Davey Tree amended its Receivables Purchase Agreement (the “RPA”) to include Davey Resource Group, Inc., an Ohio corporation and wholly-owned subsidiary of Davey Tree, as a party to the RPA.
The foregoing description of the agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements, copies of which are attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
See the information set forth in Item 1.01 of this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Description to Exhibit

10.1	Receivables Financing Agreement Amendment No. 3, dated May 7, 2018, by and among The Davey Tree Expert Company, Davey Receivables LLC, and PNC Bank, National Association.
10.2	Joinder Agreement, dated May 7, 2018, by and among Davey Receivables LLC, Davey Resource Group, Inc., and PNC Bank, National Association, to the Receivables Purchase Agreement, dated May 9, 2016.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DAVEY TREE EXPERT COMPANY

By:	/s/ Joseph R. Paul
Joseph R. Paul
Executive Vice President, Chief Financial Officer and Secretary

Date: May 8, 2018